UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 1, 2017

CUMULUS MEDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38108	36-4159663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3280 Peachtree Road, N.W., Suite 2300, Atlanta GA		30305
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (404) 949-0700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 - Regulation FD Disclosure.

Nonpayment of Scheduled Interest Payment on the Notes

As previously disclosed, Cumulus Media Inc. (the “Company”), with the assistance of outside advisors, is in private discussions with its lenders and noteholders to proactively restructure its balance sheet and reduce debt. The Company is scheduled to make an interest payment of approximately $23.6 million on the 7.75% Senior Notes due 2019 (the “Notes”) issued by Cumulus Media Holdings Inc. (“Holdings”), a direct wholly-owned subsidiary of the Company, and guaranteed by the Company, on November 1, 2017, pursuant to the terms of the Indenture governing the Notes, dated as of May 13, 2011 (as amended and supplemented prior to the date hereof, the “Indenture”), by and among the Company, as parent guarantor, Holdings, as issuer, the subsidiary guarantors party thereto and U.S. Bank National Association, as trustee. In connection with the Company’s ongoing discussions with creditors, on October 30, 2017, the Restructuring Committee of the Company’s board of directors authorized the Company to forgo the scheduled interest payment on November 1, 2017, thereby entering into the applicable 30-day grace period under the terms of the Indenture. Such nonpayment constitutes a “default” under the terms of the Indenture, which matures into an “Event of Default” if such “default” is not cured or waived before the expiration of the 30-day grace period on December 1, 2017.

This decision was made in support of the Company’s efforts to develop and implement a restructuring that will allow the Company to continue its operational and financial momentum, as evidenced by the results announced in its selected preliminary operating results for third quarter 2017 on October 26, 2017. The decision to withhold payment during the grace period will not impact the Company’s operating constituents, including its employees, advertisers, network affiliates, vendors and content partners.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUMULUS MEDIA INC.

By:	/s/ Richard Denning
Name:	Richard Denning
Title:	Senior Vice President, General Counsel and Secretary

Date: November 1, 2017

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